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                                                              Exhibit 99.906CERT

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940

This certification is provided pursuant to to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Fleming International Equity Fund, JPMorgan Tax Aware Large Cap Growth Fund and JPMorgan Tax Aware Large Cap Value Fund (the "Funds"), each a series of J.P. Morgan Mutual Fund Select Group.

I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the Funds.


/s/ George C.W. Gatch
-----------------------
George C.W. Gatch
President

June 23, 2004
-----------------------
Date


This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

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CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940

This certification is provided pursuant to to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Fleming International Equity Fund, JPMorgan Tax Aware Large Cap Growth Fund and JPMorgan Tax Aware Large Cap Value Fund (the "Funds"), each a series of J.P. Morgan Mutual Fund Select Group.

I, Patricia A. Maleski, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.


/s/ Patricia A. Maleski
-------------------------
Patricia A. Maleski
Treasurer

June 22, 2004
-----------------------
Date


This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.